UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2024 (September 6, 2024).

BTC DIGITAL LTD.

(Exact name of Company as specified in its charter)

Cayman Islands	001-39258	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1306, 13th Floor, Xuesong Dasha Building B

No. 52 Tairan 6th Road, Futian District

Shenzhen, Guangdong Province

People’s Republic of China

(Address of principal executive offices)

+86 755-8255-5262

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	BTCT	The Nasdaq Stock Market LLC
Warrants	BTCTW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its current report on Form 6-K dated December 22, 2021, Meten Holding Group Ltd. (now known as BTC Digital Ltd.) (the “Company”) entered into a joint venture agreement (the “Joint Venture Agreement”) with four individuals, pursuant to which all parties agreed to form a joint venture for the purpose of engaging in the business of researching, developing, manufacturing and selling cryptocurrency mining machines (the “Joint Venture”). The Company, through its wholly owned subsidiary, Met Chain Investment Holding Company Ltd., held 24.3% of the equity interests in the Joint Venture.

On September 6, 2024, the Company entered into an equity transfer agreement with each of the four other equity holders of the Joint Venture. Based on the terms of the equity transfer agreement, a copy of which is attached hereto as exhibit 10.1, the Company will acquire a total of 5.23% of the equity interests in the Joint Venture from the four equity holders, through Met Chain Investment Holding Company Ltd., in consideration for such number of ordinary shares of the Company, par value $0.06 per share (the “ordinary shares”), valued at US$1,050,400 (the “Total Consideration”). According to the equity transfer agreement, the number of ordinary shares to be issued to the four equity holders shall be equal to the Total Consideration divided by the average trading price of the ordinary shares 90 trading days prior to the closing date of the transaction contemplated by the agreement. The full terms and conditions of the transaction are disclosed in Exhibit 10.1 of this report.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Equity Transfer Agreement dated September 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTC Digital Ltd.

Date: September 11, 2024	By:	/s/ Siguang Peng
Siguang Peng
Chief Executive Officer

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